                                POWER OF ATTORNEY

        The undersigned hereby constitutes and appoints each of the Chief
Executive Officer, General Counsel and the Chief Financial Officer of Colfax
Corporation the undersigned's true and lawful attorney-in-fact to:

        (1)     execute for and on behalf of the undersigned Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities  Exchange Act of
                1934 and the rules thereunder;

        (2)     do and perform any and all acts for and on behalf of the
                undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 and the timely filing of such form with the United States Securities and Exchange
                Commission and any other authority; and

        (3)     take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally
                required by, the undersigned.

        The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934. This Power of
Attorney can only be revoked by delivering a signed, original "Revocation of
Power of Attorney" to the attorney-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of April, 2008.

                                        /s/ C. Scott Brannan
                                        ---------------------------------------
                                        C. Scott Brannan